             As filed with the Securities and Exchange Commission
                                on May 14, 1999

                                               Registration No. 333-_____

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                          BANYAN SYSTEMS INCORPORATED
            (Exact Name of Registrant as Specified in Its Charter)


MASSACHUSETTS                                          04-2798394
(State or Other Jurisdiction of                     (I.R.S. Employer
Incorporation or Organization)                 Identification Number)

120 FLANDERS ROAD, WESTBORO,                             01581
 MASSACHUSETTS                                         (Zip Code)
(Address of Principal Executive
Offices)


                           1992 STOCK INCENTIVE PLAN
                           (Full Title of the Plan)

                             MARK G. BORDEN, ESQ.
                               HALE AND DORR LLP
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                    (Name and Address of Agent For Service)

                                (617) 526-6000
         (Telephone Number, Including Area Code, of Agent For Service)


===================================================================================================

                        CALCULATION OF REGISTRATION FEE
===================================================================================================

 TITLE OF SECURITIES    AMOUNT TO         PROPOSED           PROPOSED           AMOUNT OF
 TO BE REGISTERED           BE            MAXIMUM            MAXIMUM        REGISTRATION FEE
                       REGISTERED     OFFERING PRICE        AGGREGATE
                                         PER SHARE        OFFERING PRICE
---------------------------------------------------------------------------------------------------
Common Stock                950,000     12.375 (1)          11,756,250 (1)     $ 3,268.24
 $.01 par value
===================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low sale prices of the Common Stock on the Nasdaq National Market on May 10, 1999 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.

                    Statement of Incorporation by Reference
                    ---------------------------------------

     This Registration Statement on Form S-8 incorporates by reference the contents of (i) PART I and (ii) PART II, Items 3, 4, 6, 7, 8 and 9, of the Registration Statement on Form S-8, File No. 33-50862, filed by the Registrant on August 14, 1992 relating to the Registrant's 1992 Stock Incentive Plan.


     Item 5.  Interests of Named Experts and Counsel
              --------------------------------------

     Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westboro, Massachusetts on the 14th day of May, 1999.


                                                     BANYAN SYSTEMS INCORPORATED



                                                  By: /s/ William P. Ferry
                                                      --------------------
                                                      William P. Ferry
                                                      Chairman of the Board
                                                      President and Chief
                                                      Executive Officer




                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Banyan Systems Incorporated, hereby severally constitute William P. Ferry, Richard M. Spaulding and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Banyan Systems Incorporated to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          Signature                     Title                    Date
          ---------                     -----                    ----

/s/ William P. Ferry                Chairman of the           May 14, 1999
----------------------------        Board, President and
William P. Ferry                    Chief Executive Officer
                                    (Principal Executive
                                    Officer)


/s/ Richard M. Spaulding            Vice President, Chief     May 14, 1999
----------------------------        Financial Officer,
Richard M. Spaulding                Treasurer and Clerk
                                    (Principal Financial
                                    Officer and Principal
                                    Accounting Officer)

/s/ G. Leonard Baker, Jr.           Director                  May 14, 1999
----------------------------
G. Leonard Baker, Jr.

/s/ John F. Burton                  Director                  May 14, 1999
----------------------------
John F. Burton

/s/ David C. Mahoney                Director                  May 14, 1999
----------------------------
David C. Mahoney

/s/ Fontaine K. Richardson          Director                  May 14, 1999
----------------------------
Fontaine K. Richardson

/s/ David N. Strohm                 Director                  May 14, 1999
----------------------------
David N. Strohm

/s/ Robert M. Wadsworth             Director                  May 14, 1999
----------------------------
Robert M. Wadsworth

                                 Exhibit Index
                                 -------------


Exhibit
Number         Description
-------        -----------

    4(1) Specimen Certificate for shares of Common Stock, $.01 par value per share, of the Registrant

    5          Opinion of Hale and Dorr LLP

  10.1         1992 Stock Incentive Plan, as amended

  10.2 Form of Incentive Stock Option for grant under the 1992 Stock Incentive Plan, as amended

  10.3 Form of Non-Qualified Stock Option for grant under the 1992 Stock Incentive Plan, as amended

  23.1         Consent of Hale and Dorr LLP (included in Exhibit 5)

  23.2         Consent of PricewaterhouseCoopers LLP

  24 Power of Attorney (included on the signature page of this Registration Statement)



------------------------

(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 33-49194).